SCREEN NUMBER:  9

15.A) Custodian/Sub-custodian: HSBC Bank Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Colombo            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Sri Lanka  Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

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15.A) Custodian/Sub-custodian: HSBC Bank Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Sydney            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Australia   Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

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15.A) Custodian/Sub-custodian: HSBC Bank Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  Auckland          State:    Zip Code:       Zip Ext.:
   D) Foreign Country: New Zealand   Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

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15.A) Custodian/Sub-custodian: UBS AG
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Zurich                State:    Zip Code:     Zip Ext.:
   D) Foreign Country: Switzerland        Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

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15.A) Custodian/Sub-custodian: UniCredit Bank Austria AG
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Vienna           State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Austria            Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

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15.A) Custodian/Sub-custodian: UniCredit Bank Czech Republic, a.s.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Prague           State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Czech Republic      Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

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15.A) Custodian/Sub-custodian: UniCredit Bank d.d.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Sarajevo            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Bosnia and Herzegovina   Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

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15.A) Custodian/Sub-custodian: UniCredit Bank d.d.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Fed. of Bosnia and Herzegovina   State:   Zip Code:       Zip Ext.:
   D) Foreign Country: 	Republic of Srpska           Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

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15.A) Custodian/Sub-custodian: UniCredit Bank Hungary Zrt.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Budapest	          State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Hungary              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

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15.A) Custodian/Sub-custodian: UniCredit Bank Serbia JSC
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: New Belgrade              State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Serbia       Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

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15.A) Custodian/Sub-custodian: UniCredit Bank Slovakia a.s.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Bratislava            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Slovak Republic    Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

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15.A) Custodian/Sub-custodian: UniCredit Banka Slovenija d.d.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Ljubljana             State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Slovenia          Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

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15.A) Custodian/Sub-custodian: UniCredit Bulbank AD
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Sofia               State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Bulgaria          Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

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15.A) Custodian/Sub-custodian: United Overseas Bank Ltd.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: UOB Plaza           State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Singapore        Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X


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                              SCREEN NUMBER:  9

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     CUSTODIAN/SUB-CUSTODIAN                              filed for series  0.

15.A) Custodian/Sub-custodian: Zagrebacka Banka d.d.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Zagreb           State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Croatia          Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X